[Letterhead of Weil, Gotshal & Manges LLP]

March 14, 2005

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549-0305

Attn: Mr. Jeffrey P. Riedler

Re:	Registration Statement on Form S-1 of Genworth
Financial, Inc. (File No. 333-123156)

Ladies and Gentlemen:

On behalf of Genworth Financial, Inc., a Delaware corporation, accompanying this letter for filing is Amendment No. 1 to Genworth’s Registration Statement on Form S-1 that was originally filed on March 7, 2005.

As discussed on March 10 with Suzanne Hayes of the Staff, the registration statement has been amended to, among other things, remove all references to a concurrent SynDECS offering and a sale by the selling stockholder of shares of Genworth common stock in connection therewith. We note that the lock-up provisions that will be contained in the underwriting agreement restrict the selling stockholder from selling Genworth common stock for a period of 180 days after the pricing of this offering (subject to certain exceptions). Consequently, the selling stockholder has indicated that it currently does not anticipate a sale of Genworth common stock in connection with a SynDECS offering in the foreseeable future. Based on the foregoing and the removal of all references to the SynDECS offering, we are confirming our understanding with the Staff that it will not review the revised registration statement.

Please contact the undersigned at (212) 310-8850 with any questions or comments concerning the above.

Sincerely,

/s/ David S. Lefkowitz

David S. Lefkowitz

cc:	Suzanne Hayes, Esq., Securities and Exchange Commission
Leon Roday, Esq., Senior Vice President—General Counsel and Secretary, Genworth Financial, Inc.
Michael McAlevey, Esq., Chief Corporate & Securities Counsel, General Electric Company
Richard Sandler, Esq., Partner, Davis Polk & Wardwell